EXHIBIT 10.14

Exclusive Purchase Option Agreement

EXCLUSIVE PURCHASE OPTION AGREEMENT

This ExclusivePurchase Option Agreement (this “Agreement”) is entered into by and among all the parties below on February 5, 2015, in Beijing, the People’s Republic of China (“P.R.C.”):

Party A:HuashangWujie (Beijing) Internet Technology Co., Ltd., a wholly foreign-owned enterprise which has been duly organized and is validly existing under the laws of the P.R.C., with its address at Room 255, Building 2#, No. 15, Wanyuan Street, Beijing Economic-Technological Development Area, Beijing, P.R.C.

Party B:  YongXu, a citizen of the P.R.C. with Chinese identification No.: 110221196803042219, with the address at No. 456, Dawangjing, Cuigezhuang Town, Beijing, P.R.C.; and

Party C: Qianxian Media Advertising (Beijing) Co., Ltd., a company with limited liability which has been duly incorporated and is validly existing in the territory of the P.R.C. pursuant to the laws of the P.R.C.with its address atFloor No. 23, Building A, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing, P.R.C.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

WHEREAS:

(1) On the date of execution of this Agreement, Party B is one of the shareholders of Party C and duly holds 73% of the shares of Party C;

(2) Party B agrees to irrevocably confer Party A an exclusive option to purchase all the equities Party B holdsin Party C, so that Party A or the third party designated by Party A (“Designee”) may have the right to purchase all the equities Party Bholdsin Party C (“Object

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Equities”) at any time when the law of the P.R.C. permits and Party A deems it proper.  And Party A agrees to accept the above-mentioned exclusivepurchase option.

(3) Party C agrees to irrevocably confer Party A the purchase option to purchase all the assets of Party C, so that Party A or its Designee may have the right to purchase all the assets of Party C (“Object Assets”) at any time when the laws of the P.R.C. permits and Party A deems it proper.  Andall the shareholders of Party C agree to such grant and Party A agrees to accept the above-mentioned exclusivepurchase option.

NOW, THEREFORE, with the consensus reached through negotiation, all parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws, regulations and rules of the P.R.C. (“laws of the P.R.C.”).

1.

Conferring and Exercise of Purchase Option

1.1

ExclusivePurchase Option of the Object Equities.  Party B agrees to irrevocably confer Party A the exclusive option to purchase all the equities Party B holds in Party C (“Equity Purchase Option”):

1.1.1

During the Term of Entrusted Operationagreed upon  in the  Management Entrustment Agreement entered into between Party A and Party C (named “Exercise Period” in this Agreement), dated on  February 5, 2015, Party A or its Designee shall have the right to purchase all or part of the equitiesParty B holds in Party C pursuant to the related terms and conditions under this Agreement and at the Exercise Price for Equity Purchase Option (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party B agrees to enter into an Equity Transfer Agreement (“Equity Transfer Agreement”) with Party A or its Designee in the format.

1.1.2

Where the laws of the P.R.C. permits and Party A sends the Equity Purchase Exercise Notice (as defined in Subsection 2.2.1), Party B and Party C shall

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unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Equities to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.1.3

The Object Equities shall be free of any Security Interest.  For the purpose of this Agreement, Security Interest means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, it does not include any security interests created under Equity the Pledge Agreement entered into by Party A and Party B on the same day as this Agreement (“Equity Pledge Agreement”).

1.1.4

During the Exercise Period, if the holding of all or part of the Object Equities by Party B is or will be deemed to violate the applicable laws, Party B and Party C shall immediately send a written notice to Party A to explain the reason in detail.

1.2

ExclusivePurchase Option to the Object Assets.  Party C here agrees to irrevocably confer Party A the purchase option to purchase all of its assets (“Assets Purchase Option”).  The Equity Purchase Option and the Assets Purchase Option collectively are referred to as “Purchase Option”:

1.2.1

During the Exercise Period, Party A or its Designee shall have the right to purchase all or part of the assets owned by Party C pursuant to the terms and conditions under this Agreement at the Exercise Price for Assets Purchase Option or a percentage thereof (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party C agrees to enter into an assets transfer agreement (“Assets Transfer Agreement”) with Party A or its Designee.

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1.2.2

Where the laws of the P.R.C. permits and Party A sends the Asset Purchase Exercise Notice (as defined in Subsection 2.3.1), Party B and Party C shall unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Assets to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.2.3

When Party A exercises the Assets Purchase Option, Party Band Party C shall ensure other shareholders of Party C will approve the asset transfer under this Agreement.

2.

Exercise Steps

2.1

Pursuant to the applicable laws of the P.R.C., Party A shall have the right to determine the time, manner and number of purchases for the Purchase Option.

2.2

Exercise steps to purchase equities:

2.2.1

During the Exercise Period, Party A may send an exercise notice (“Equity Purchase Exercise Notice”) to Party B to exercise the Equity Purchase Option under this Agreement to purchase all or part of the Object Equities or transfer all or part of the Object Equities to a Designee, provided that the laws of the P.R.C. permits at that time.

2.2.2

Upon receipt of the Equity Purchase Notice pursuant to Subsection 2.2.1 above,or earlier if requested by Party A, party B shall immediately:

(a)

obtain the waiver concerning the first refusalof other shareholders of Party C at that time on the purchase of such equities;

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(b)

enter into an Equity Transfer Agreement in the format attached as Annex 1 hereto with Party A and/or its Designee according the requirements of the Equity Purchase Exercise Notice;

(c)

revise the Articles of Association of Party C together with Party A and/or its Designee and other shareholders of Party C at that time pursuant to the Equity Transfer Agreement;

(d)

cause Party C to promptly convene a shareholder’s meeting to pass the resolutions to approve the equity transfer pursuant to the exercise of the Equity Purchase Option and the amendment to the Articles of Association of Party C;

(e)

together with Party A and/or its Designee and other shareholders of Party C at that time, handle all necessary approval and examination, registration and filing procedures required by the laws of the P.R.C. within thirty (30) business days as of the date of receipt of the Equity Purchase Exercise Noticeby Party B or an earlier time agreed upon by the parties; and

(f)

execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership,without any Security Interest,of the Object Equities to Party A and/or its Designee, and cause Party A and/or its Designee to be the registered owner of the Object Equities.

2.3

Exercise steps to purchase assets:

2.3.1

During the Exercise Period, Party A may send an exercise notice (“Assets Purchase Exercise Notice”) to Party C to exercise the Assets Purchase Option under this Agreement, purchase all or part of the Object Assets owned by

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Party C or transfer all or part of the Object Assets to a Designee, provided that the laws of the P.R.C. permits at that time.

2.3.2

Once Party C receives the Assets Purchase Exercise Notice pursuant to Subsection 2.3.1 aboveor earlier if requested by Party A, Party C shall immediately:

(a)

enter into an Assets Transfer Agreement in the format attached as Annex 2 hereto and any other necessary agreements with Party A and/or its Designee according to the requirements set forth in the Assets Purchase Exercise Notice;

(b)

convene a shareholder's meeting to pass the resolution to approve the exercise of the Assets Purchase Option; and

(c)

together with all the shareholders of Party C at that time execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any security interest,  of the Object Assets to Party A and/or it Designee, and cause Party A and/or its Designee to be the registered owner of the Object Assets (if necessary).

2.4

Before Party A obtains the Object Equities or the Object Assets by means of exercising either the Equity Purchase Option or the Assets Purchase Option, Party B and/or Party C shall entrust Party A to manage Party C pursuant to the Management Entrustment Agreement entered into by and between Party A and Party C on the same day as this Agreement.

3.

Exercise Conditions

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During the Exercise Period, where Party A deems it necessary and the laws of the P.R.C. at that time permits to purchase the equities or assets of Party C, Party A may immediately exercise the Equity Purchase Option or the Assets Purchase Option, and purchase the Object Equities or Object Assets.  Party A shall have the right to choose to exercise either the Equity Purchase Option or the Assets Purchase Option; and the exercise of the Equity Purchase Option will not affect the exercise of the Assets Purchase Option and vice versa.

4.

Exercise Price

4.1

Exercise price for Equity Purchase Option (“Exercise Price for Equity Purchase Option”) or Exercise price for Assets Purchase Option (“Exercise Price for Assets Purchase Option”)

Unless an appraisal is required by the laws of P.R.C.for the consummation of the Equity Purchase Option and/or the Assets Purchase Option when exercised by Party A, the purchase price of the Object Equities and/or Object Assets (the "Purchase Price") shall be an amount equal to the actual registered capital of Party C corresponding to the Object Equities to be acquired. If only part of the equities or the assets to be required, the Purchase Price should be an amount equal to the product of (x) the actual registered capital of Party C and (y) a fraction to be purchased.

If after the delivery of the Assets Purchase Exercise Notice or the Equity Purchase Option Exercise Notice with a specified Purchase Price, it is determined that the laws of China do not permit the purchase of the Optioned Equity Interests and/or Assets at the price provided for herein, the Purchase Price shall be the lowest price allowed by law and Party A shall have the right to rescind its Purchase option Notice and continue the management arrangements then in place.

5.

Representations and Warranties

5.1

Each party respectively represents and warranties to the other parties that:

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5.1.1

it has the right to execute this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and the capability to perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.1.2

it has carried out necessary internal derision-making procedures, obtained proper authority, acquired all the necessary consent and approval of any requisite third party and government authority to enter into and perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement; and

5.1.3

once executed, this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement will constitute the legal, valid, and binding obligation of each party, and each party will be subject to compulsory enforcement on it pursuant to the terms and conditions under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.

5.2

Party B hereby represents and warrants to Party A that:

5.2.1  Party B is a shareholder, duly and legally registered, of Party C and has paid the subscribed registered capital in full sum pursuant to the laws of the P.R.C.;

5.2.2  The Object Equities held by Party B can be freely transferred without anyone's prior consent, and the Object Equitiesare free of encumbrances of any kind, other than the Security Interest pursuant to the Equity Pledge Agreement.

5.2.3  Party B has complied with all the laws of theP.R.C.and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

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5.2.4  No litigation, arbitration or administrative procedure relevant to the Object Equities or Party B is in process or to be settled, and Party B has no knowledge of any pending or threatened claim;

5.2.5  Party B has not sold or agreed to sellthe ObjectEquities to any third party other than Party A or its Designee, and Party B has no future plans to sell or agree to sell the Object Equities to any third party other than Party A or its Designee;

5.2.6  Party B strictly abides by the obligations under the Articles of Association of Party C.  There are no circumstances that may affect the legal status of Party B as the shareholder of Party C, or any circumstance that may prevent Party A from exercising the Equity Purchase Option under this Agreement;

5.2.7  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.;  (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party B is a party or which bind Party B; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.2.8  Party B, upon the request of Party A, will appoint any person designated by Party A to be the director of Party C; and

5.2.9  Party B shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at its own expense.

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5.3

Party C hereby represents and warrants to Party A that:

5.3.1  Party C is a company with limited liability, which has been duly incorporatedand validly existing pursuant to the laws of the P.R.C.;

5.3.2  Party C has stated to Party A, in the Article 5.1 of Management Entrustment Agreement by on the same dayas this Agreement, the legal status of land occupied for production facilities, the legal status of production facilities and the contractual arrangement with the local county government in connection with mining rights surrounding the production facilities.

5.3.3  Party C complies with all P.R.C. laws and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.3.4  The shares of Party C are transferable, and Party C has not permitted or caused any Security Interest to be imposed upon the shares of Party C, other than the Security Interest pursuant to the Equity Pledge Agreement;

5.3.5  Party C does not have any unpaid debt, other than (i) debt arising fromthe ordinary course of business; and (ii) debt disclosed to Party A and obtained written consent by Party A;

5.3.6  No litigation, arbitration or administrative procedure relevant to Object Equities, the Object Assets or Party C itself is in process or to be settled and Party C has no knowledge of any pending or threatened claim;

5.3.7  Party C has not sold or agreed to sell any of its assets to any third party other than Party A or its Designee, and Party C has no future plans to sell or agree to sell the Object Assets to any third party other than Party A or its Designee;

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5.3.8  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any lawsof the P.R.C.; (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party C is a party or which bind Party C; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.3.9  Party C will agree to look for insurance from an insurance company acceptable to Party A.  The amount and category of insurance shall be the same as those held by the companies which are in the same industry with similar business and own the similar properties and assets as Party C;

5.3.10  Upon the request of Party A, Party C shall provide all related operation and finance materials of Party C to the extent that those materials are available to Party C; and

5.3.11  Party C shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at Party C's expense.

5.4

Before Party A obtains the Object Equities and Object Assets of Party C by means of exercising either the Equity Purchase Option or the Assets Purchase Option, without the prior written consent by Party A, Party B and Party C shall not jointly or separately:

5.4.1

amend, modify or revise the Articles of Association of Party C in any form, or change the structure of the shareholders of Party C;

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5.4.2

agree to increase or decrease the registered capital or the number of existing shareholders of Party C;

5.4.3

cause Party C to have transactions, which may materially affect the assets, business, net assets or other legal rights and liabilities of Party C, unless these transactions are related to the ordinary course of business or have been disclosed to and the written consent from Party A has been obtained;

5.4.4

transfer or dispose the Object Equities in any manner or grant any security interest or any other thirdparty right on the Object Equities;

5.4.5

sell, transfer, mortgage or dispose in any other form, any asset, income and any other legal yield and interest of Party C, or approve any encumbrance or imposition of any Security Interest on Party C’s assets;

5.4.6

issue or provide guarantee, loan or credit to any third party or incur any debt, other than (i) the debt arising from ordinary course of business; and (ii) the debt has been disclosed to Party A and the written consent by Party A has been obtained.

5.4.7

terminate or cause Party C to terminate any material agreement (whose definition is at Party A’s discretion at that time) entered into by Party C, or enter into any agreement that would conflict with the existing material agreements of Party C and/or Party B;

5.4.8

distribute any distributable profit, bonus, dividends or interests of Party C, unless otherwise stipulated by the laws of the P.R.C.; or

5.4.9

approve or adopt any shareholders resolution at a shareholder meeting of Party C which may cause Party C to be merged,acquired or invested, or to merge, acquire orinvest in or associate with any entity other than Party A.

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6.

Transfer of this Agreement

6.1

Without the prior written consent by Party A, Party B and Party C shall not sub-contract, license or transfer its rights and obligations under this Agreement to any third party or its affiliate; and any transfer of this Agreement without prior written consent of Party A shall be invalid.

6.2

Party B and Party C agree and confirm that Party A may transfer its rights and obligations under this Agreement, without the consent of Party B and/or Party C, to any third party, provided that Party A notifies Party B and Party C of such transfer in writing.

7.

Confidentiality

7.1

All parties agree that, all materials, documents, communications and other information obtained in the negotiation, execution or performance of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, whether commercial, technical or in any other form (“Confidential information"), shall be strictly kept confidential and used only for the performance of the obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.  Unless the other parties consent in writing, none of the parties shall release, leak or disclose any Confidential Information to any third party.

7.2

Each party may disclose the Confidential Information in the following circumstances: (1) where the laws, court orders or the competent courts with jurisdiction require, and such disclosure may be conducted only within such requirement; (2) where the competent authority or government department requires; (3) where such Confidential Information has been known to the general public; (4) where such Confidential Information was owned duly and legally by the disclosing party rather obtained from the other party before the disclosing party obtains it; (5) the information is required to be disclosed subject to the applicable laws or the rules or provisions of a stock exchange or securities governing authority;

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and (6) the information is disclosed by each party to its legal or financial consultant relating the transaction of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section 7.

However, for the circumstances aforesaid, where any party discloses the Confidential Information, it shall inform the other parties of the Confidential Information to be disclosed.

7.3

Nonetheless other provisions of this Section 7, each party shall have the right to disclose the Confidential Information to its lawyer, accountant, other professional consultants, directors or senior officers; such personnel shall undertake in writing to treat such information as Confidential Information by taking the measures similar to those provided in 7.1 of this Section.

7.4

The disclosure of the Confidential Information by staff or employed institution of any party shall be deemed as the disclosure of such Confidential Information by such party, and such party shall bear the liabilities for breaching the agreement.

7.5

This Section 7 shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

8.

Liability for breach

8.1

Any parties shall sufficiently perform this Agreement.  Any Party breaching this Agreement shall bear the liability as arising out of and in relation thereto.  If such breach causes damages to any other party, the breaching party shall compensate such party for all such damages.

8.2

If Party B breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

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8.2.1

require Party B to transfer all or any part of the Object equities immediately at the Exercise Price for Equity Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time; and

8.2.2

requireParty B to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

8.3

If Party C breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.3.1 require Party C to transfer all or part of the Object Assets immediately at the Exercise Price for Assets Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time;

8.3.2 require Party B to exercise the rights as a shareholder of Party C, and cure the breach of Party C; if after ten (10) days after Party A sends a written notice to Party B or Party C, such breach has not been cured, Party A shall have the right to require Party B to transfer all or part of the Object Equities immediately at the Exercise price for Equity Purchase Option to Party A or its Designee provided that the laws of the P.R.C. permit at that time; or

8.3.3 require Party B and Party C to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

9.

Governing Law and Dispute Resolution

9.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of the P.R.C.. Matters not covered by

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formally published and publicly available laws of the P.R.C. shall be governed by international legal principles and practices.

9.2

All parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, each party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of application.  This arbitration shall be final and bind all parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

9.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

10.

Effect and Termination

10.1

This Agreement shall come into effect on and after the date that it is signed and/or stamped by all parties.

10.2

In any of the following circumstances, this Agreement shall be terminated:

10.2.1

where, during the Exercise Period, all parties reach an agreement to terminate this Agreement;

10.2.2

where, during the Exercise Period, Party A notifies the other parties thirty (30) days in advance to terminate this Agreement; in such circumstance, Party A shall not assume any liabilities as arising out of and in relation thereto;

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10.2.3

at the expiration of the Exercise Period provided; however, Party A may extend the Exercise Period and this Agreement in its sole discretion; or

10.2.4

upon the unanimous agreement by all parties.

10.3

Section7 regarding confidentiality and Section 12 regarding indemnification shall survive the termination of this Agreement.

11.

Taxes and Fees

All taxes and fees resulting from the execution and performance of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement shall be borne by Party A.

12.

Indemnification

Party B and Party C shall indemnify and hold harmless Party A or its Designee, their affiliates and each of their respective successors and assigns, and their respective officers, directors, employees and agents (collectively, “Indemnified Party”) from and against any liabilities, claims (including claims by third parties), demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description) (collectively, “Damages”) such Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to the willful breach of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement by Party B or Party C.

13.

General Terms

13.1

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All

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references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

13.2

Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of all parties.  Such revision shall be a valid integral part of this Agreement.

13.3

Headings.  The headings of any Sections or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

13.4

Construction.  References in this Agreement to "Sections," "Schedules" and "Exhibits" shall be to the Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words "herein”, "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

13.5

Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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13.6

Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

13.7

Succession of this Agreement.  This Agreement shall bind the successors and transferees of all parties.

13.8

Language.  This Agreement is in both Chinese and English and signed by all parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

13.9

Copies of this Agreement.  This Agreement shall be executed in four counterparts; each party holds one and the restare used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

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IN WITNESS HEREOF, all parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A:HuashangWujie (Beijing) Internet Technology Co., Ltd.(seal)

Legal Representative (signature): /s/ Yahong Zhao

Party B: Yong Xu (signature):  /s/ Yong Xu

Party C: Qianxian Media Advertising (Beijing) Co., Ltd.(seal)

Legal Representative (signature): /s/ Yahong Zhao

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EXCLUSIVE PURCHASE OPTION AGREEMENT

This ExclusivePurchase Option Agreement (this “Agreement”) is entered into by and among all the parties below on February 5, 2015, in Beijing, the People’s Republic of China (“P.R.C.”):

Party A:HuashangWujie (Beijing) Internet Technology Co., Ltd., a wholly foreign-owned enterprise which has been duly organized and is validly existing under the laws of the P.R.C., with its address at Room 255, Building 2#, No. 15, Wanyuan Street, Beijing Economic-Technological Development Area, Beijing, P.R.C.

Party B:  Yahong Zhao, a citizen of the P.R.C. with Chinese identification No.: 130404196503310021, with the address at Room 303, Building 1#,  No. 59, JiansheAvenue, Handan City, Hebei Province, P.R.C.; and

Party C: Qianxian Media Advertising (Beijing) Co., Ltd., a company with limited liability which has been duly incorporated and is validly existing in the territory of the P.R.C. pursuant to the laws of the P.R.C.with its address atFloor No. 23, Building B Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing, P.R.C.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

WHEREAS:

(1) On the date of execution of this Agreement, Party B is one of the shareholders of Party C and duly holds 20% of the shares of Party C;

(2) Party B agrees to irrevocably confer Party A an exclusive option to purchase all the equities Party B holdsin Party C, so that Party A or the third party designated by Party A (“Designee”) may have the right to purchase all the equities Party Bholdsin Party C (“Object

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Equities”) at any time when the law of the P.R.C. permits and Party A deems it proper.  And Party A agrees to accept the above-mentioned exclusivepurchase option.

(3) Party C agrees to irrevocably confer Party A the purchase option to purchase all the assets of Party C, so that Party A or its Designee may have the right to purchase all the assets of Party C (“Object Assets”) at any time when the laws of the P.R.C. permits and Party A deems it proper.  Andall the shareholders of Party C agree to such grant and Party A agrees to accept the above-mentioned exclusivepurchase option.

NOW, THEREFORE, with the consensus reached through negotiation, all parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws, regulations and rules of the P.R.C. (“laws of the P.R.C.”).

1.

Conferring and Exercise of Purchase Option

1.1

ExclusivePurchase Option of the Object Equities.  Party B agrees to irrevocably confer Party A the exclusive option to purchase all the equities Party B holds in Party C (“Equity Purchase Option”):

1.1.1

During the Term of Entrusted Operationagreed upon  in the  Management Entrustment Agreement entered into between Party A and Party C (named “Exercise Period” in this Agreement), dated on Febuary 5, 2015, Party A or its Designee shall have the right to purchase all or part of the equitiesParty B holds in Party C pursuant to the related terms and conditions under this Agreement and at the Exercise Price for Equity Purchase Option (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party B agrees to enter into an Equity Transfer Agreement (“Equity Transfer Agreement”) with Party A or its Designee in the format.

1.1.2

Where the laws of the P.R.C. permits and Party A sends the Equity Purchase Exercise Notice (as defined in Subsection 2.2.1), Party B and Party C shall unconditionally cooperate with Party A to carry out the above procedures

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and transfer all or part of the Object Equities to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.1.3

The Object Equities shall be free of any Security Interest.  For the purpose of this Agreement, Security Interest means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, it does not include any security interests created under Equity the Pledge Agreement entered into by Party A and Party B on the same day as this Agreement (“Equity Pledge Agreement”).

1.1.4

During the Exercise Period, if the holding of all or part of the Object Equities by Party B is or will be deemed to violate the applicable laws, Party B and Party C shall immediately send a written notice to Party A to explain the reason in detail.

1.2

ExclusivePurchase Option to the Object Assets.  Party C here agrees to irrevocably confer Party A the purchase option to purchase all of its assets (“Assets Purchase Option”).  The Equity Purchase Option and the Assets Purchase Option collectively are referred to as “Purchase Option”:

1.2.1

During the Exercise Period, Party A or its Designee shall have the right to purchase all or part of the assets owned by Party C pursuant to the terms and conditions under this Agreement at the Exercise Price for Assets Purchase Option or a percentage thereof (as defined hereunder), provided that the laws of the P.R.C. at that time permits.  Party C agrees to enter into an assets transfer agreement (“Assets Transfer Agreement”) with Party A or its Designee.

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1.2.2

Where the laws of the P.R.C. permits and Party A sends the Asset Purchase Exercise Notice (as defined in Subsection 2.3.1), Party B and Party C shall unconditionally cooperate with Party A to carry out the above procedures and transfer all or part of the Object Assets to Party A or its Designee, and transact all necessary formalities such as review and approval, permit, registration and filing.

1.2.3

When Party A exercises the Assets Purchase Option, Party Band Party C shall ensure other shareholders of Party C will approve the asset transfer under this Agreement.

2.

Exercise Steps

2.1

Pursuant to the applicable laws of the P.R.C., Party A shall have the right to determine the time, manner and number of purchases for the Purchase Option.

2.2

Exercise steps to purchase equities:

2.2.1

During the Exercise Period, Party A may send an exercise notice (“Equity Purchase Exercise Notice”) to Party B to exercise the Equity Purchase Option under this Agreement to purchase all or part of the Object Equities or transfer all or part of the Object Equities to a Designee, provided that the laws of the P.R.C. permits at that time.

2.2.2

Upon receipt of the Equity Purchase Notice pursuant to Subsection 2.2.1 above,or earlier if requested by Party A, party B shall immediately:

(a)

obtain the waiver concerning the first refusalof other shareholders of Party C at that time on the purchase of such equities;

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Exclusive Purchase Option Agreement

(b)

enter into an Equity Transfer Agreement in the format attached as Annex 1 hereto with Party A and/or its Designee according the requirements of the Equity Purchase Exercise Notice;

(c)

revise the Articles of Association of Party C together with Party A and/or its Designee and other shareholders of Party C at that time pursuant to the Equity Transfer Agreement;

(d)

cause Party C to promptly convene a shareholder’s meeting to pass the resolutions to approve the equity transfer pursuant to the exercise of the Equity Purchase Option and the amendment to the Articles of Association of Party C;

(e)

together with Party A and/or its Designee and other shareholders of Party C at that time, handle all necessary approval and examination, registration and filing procedures required by the laws of the P.R.C. within thirty (30) business days as of the date of receipt of the Equity Purchase Exercise Noticeby Party B or an earlier time agreed upon by the parties; and

(f)

execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership,without any Security Interest,of the Object Equities to Party A and/or its Designee, and cause Party A and/or its Designee to be the registered owner of the Object Equities.

2.3

Exercise steps to purchase assets:

2.3.1

During the Exercise Period, Party A may send an exercise notice (“Assets Purchase Exercise Notice”) to Party C to exercise the Assets Purchase Option under this Agreement, purchase all or part of the Object Assets owned by

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Exclusive Purchase Option Agreement

Party C or transfer all or part of the Object Assets to a Designee, provided that the laws of the P.R.C. permits at that time.

2.3.2

Once Party C receives the Assets Purchase Exercise Notice pursuant to Subsection 2.3.1 above or earlier if requested by Party A, Party C shall immediately:

(a)

enter into an Assets Transfer Agreement in the format attached as Annex 2 hereto and any other necessary agreements with Party A and/or its Designee according to the requirements set forth in the Assets Purchase Exercise Notice;

(b)

convene a shareholder's meeting to pass the resolution to approve the exercise of the Assets Purchase Option; and

(c)

together with all the shareholders of Party C at that time execute all other requisite contracts, agreements or documents, obtain all requisite approvals and consents of the government, conduct all necessary actions to transfer the valid ownership, without any security interest,  of the Object Assets to Party A and/or it Designee, and cause Party A and/or its Designee to be the registered owner of the Object Assets (if necessary).

2.4

Before Party A obtains the Object Equities or the Object Assets by means of exercising either the Equity Purchase Option or the Assets Purchase Option, Party B and/or Party C shall entrust Party A to manage Party C pursuant to the Management Entrustment Agreement entered into by and between Party A and Party C on the same day as this Agreement.

3.

Exercise Conditions

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During the Exercise Period, where Party A deems it necessary and the laws of the P.R.C. at that time permits to purchase the equities or assets of Party C, Party A may immediately exercise the Equity Purchase Option or the Assets Purchase Option, and purchase the Object Equities or Object Assets.  Party A shall have the right to choose to exercise either the Equity Purchase Option or the Assets Purchase Option; and the exercise of the Equity Purchase Option will not affect the exercise of the Assets Purchase Option and vice versa.

4.

Exercise Price

4.1

Exercise price for Equity Purchase Option (“Exercise Price for Equity Purchase Option”) or Exercise price for Assets Purchase Option (“Exercise Price for Assets Purchase Option”)

Unless an appraisal is required by the laws of P.R.C.for the consummation of the Equity Purchase Option and/or the Assets Purchase Option when exercised by Party A, the purchase price of the Object Equities and/or Object Assets (the "Purchase Price") shall be an amount equal to the actual registered capital of Party C corresponding to the Object Equities to be acquired. If only part of the equities or the assets to be required, the Purchase Price should be an amount equal to the product of (x) the actual registered capital of Party C and (y) a fraction to be purchased.

If after the delivery of the Assets Purchase Exercise Notice or the Equity Purchase Option Exercise Notice with a specified Purchase Price, it is determined that the laws of China do not permit the purchase of the Optioned Equity Interests and/or Assets at the price provided for herein, the Purchase Price shall be the lowest price allowed by law and Party A shall have the right to rescind its Purchase option Notice and continue the management arrangements then in place.

5.

Representations and Warranties

5.1

Each party respectively represents and warranties to the other parties that:

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5.1.1

it has the right to execute this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and the capability to perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.1.2

it has carried out necessary internal derision-making procedures, obtained proper authority, acquired all the necessary consent and approval of any requisite third party and government authority to enter into and perform its obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement; and

5.1.3

once executed, this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement will constitute the legal, valid, and binding obligation of each party, and each party will be subject to compulsory enforcement on it pursuant to the terms and conditions under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.

5.2

Party B hereby represents and warrants to Party A that:

5.2.1  Party B is a shareholder, duly and legally registered, of Party C and has paid the subscribed registered capital in full sum pursuant to the laws of the P.R.C.;

5.2.2  The Object Equities held by Party B can be freely transferred without anyone's prior consent, and the Object Equitiesare free of encumbrances of any kind, other than the Security Interest pursuant to the Equity Pledge Agreement.

5.2.3  Party B has complied with all the laws of theP.R.C.and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

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Exclusive Purchase Option Agreement

5.2.4  No litigation, arbitration or administrative procedure relevant to the Object Equities or Party B is in process or to be settled, and Party B has no knowledge of any pending or threatened claim;

5.2.5  Party B has not sold or agreed to sellthe ObjectEquities to any third party other than Party A or its Designee, and Party B has no future plans to sell or agree to sell the Object Equities to any third party other than Party A or its Designee;

5.2.6  Party B strictly abides by the obligations under the Articles of Association of Party C.  There are no circumstances that may affect the legal status of Party B as the shareholder of Party C, or any circumstance that may prevent Party A from exercising the Equity Purchase Option under this Agreement;

5.2.7  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any laws of the P.R.C.;  (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party B is a party or which bind Party B; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.2.8  Party B, upon the request of Party A, will appoint any person designated by Party A to be the director of Party C; and

5.2.9  Party B shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at its own expense.

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5.3

Party C hereby represents and warrants to Party A that:

5.3.1  Party C is a company with limited liability, which has been duly incorporatedand validly existing pursuant to the laws of the P.R.C.;

5.3.2  Party C has stated to Party A, in the Article 5.1 of Management Entrustment Agreement by on the same dayas this Agreement, the legal status of land occupied for production facilities, the legal status of production facilities and the contractual arrangement with the local county government in connection with mining rights surrounding the production facilities.

5.3.3  Party C complies with all P.R.C. laws and regulations applicable to the purchase of assets and equities in connection with this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement;

5.3.4  The shares of Party C are transferable, and Party C has not permitted or caused any Security Interest to be imposed upon the shares of Party C, other than the Security Interest pursuant to the Equity Pledge Agreement;

5.3.5  Party C does not have any unpaid debt, other than (i) debt arising fromthe ordinary course of business; and (ii) debt disclosed to Party A and obtained written consent by Party A;

5.3.6  No litigation, arbitration or administrative procedure relevant to Object Equities, the Object Assets or Party C itself is in process or to be settled and Party C has no knowledge of any pending or threatened claim;

5.3.7  Party C has not sold or agreed to sell any of its assets to any third party other than Party A or its Designee, and Party C has no future plans to sell or agree to sell the Object Assets to any third party other than Party A or its Designee;

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Exclusive Purchase Option Agreement

5.3.8  Neither the execution and delivery of this Agreement, the Equity Transfer Agreements or Assets Transfer Agreements, nor the performance of the obligations under this Agreement, any Equity Transfer Agreements or Assets Transfer Agreements will: (i) violate any lawsof the P.R.C.; (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contracts or documents to which Party C is a party or which bind Party C; (iv) violate any acquired permits, approvals or any valid qualifications; or (v) result in the ceasing or revocation or additional conditions to the acquired permits or approvals;

5.3.9  Party C will agree to look for insurance from an insurance company acceptable to Party A.  The amount and category of insurance shall be the same as those held by the companies which are in the same industry with similar business and own the similar properties and assets as Party C;

5.3.10  Upon the request of Party A, Party C shall provide all related operation and finance materials of Party C to the extent that those materials are available to Party C; and

5.3.11  Party C shall promptly notify Party A of any pending or threatened litigation, arbitration or administrative procedure related to the assets, business and income of Party C, and tender to Party A the sole control of the defense and settlement of such claim and cooperate with such defense and/or settlement at Party C's expense.

5.4

Before Party A obtains the Object Equities and Object Assets of Party C by means of exercising either the Equity Purchase Option or the Assets Purchase Option, without the prior written consent by Party A, Party B and Party C shall not jointly or separately:

5.4.1

amend, modify or revise the Articles of Association of Party C in any form, or change the structure of the shareholders of Party C;

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5.4.2

agree to increase or decrease the registered capital or the number of existing shareholders of Party C;

5.4.3

cause Party C to have transactions, which may materially affect the assets, business, net assets or other legal rights and liabilities of Party C, unless these transactions are related to the ordinary course of business or have been disclosed to and the written consent from Party A has been obtained;

5.4.4

transfer or dispose the Object Equities in any manner or grant any security interest or any other thirdparty right on the Object Equities;

5.4.5

sell, transfer, mortgage or dispose in any other form, any asset, income and any other legal yield and interest of Party C, or approve any encumbrance or imposition of any Security Interest on Party C’s assets;

5.4.6

issue or provide guarantee, loan or credit to any third party or incur any debt, other than (i) the debt arising from ordinary course of business; and (ii) the debt has been disclosed to Party A and the written consent by Party A has been obtained.

5.4.7

terminate or cause Party C to terminate any material agreement (whose definition is at Party A’s discretion at that time) entered into by Party C, or enter into any agreement that would conflict with the existing material agreements of Party C and/or Party B;

5.4.8

distribute any distributable profit, bonus, dividends or interests of Party C, unless otherwise stipulated by the laws of the P.R.C.; or

5.4.9

approve or adopt any shareholders resolution at a shareholder meeting of Party C which may cause Party C to be merged,acquired or invested, or to merge, acquire orinvest in or associate with any entity other than Party A.

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6.

Transfer of this Agreement

6.1

Without the prior written consent by Party A, Party B and Party C shall not sub-contract, license or transfer its rights and obligations under this Agreement to any third party or its affiliate; and any transfer of this Agreement without prior written consent of Party A shall be invalid.

6.2

Party B and Party C agree and confirm that Party A may transfer its rights and obligations under this Agreement, without the consent of Party B and/or Party C, to any third party, provided that Party A notifies Party B and Party C of such transfer in writing.

7.

Confidentiality

7.1

All parties agree that, all materials, documents, communications and other information obtained in the negotiation, execution or performance of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, whether commercial, technical or in any other form (“Confidential information"), shall be strictly kept confidential and used only for the performance of the obligations under this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement.  Unless the other parties consent in writing, none of the parties shall release, leak or disclose any Confidential Information to any third party.

7.2

Each party may disclose the Confidential Information in the following circumstances: (1) where the laws, court orders or the competent courts with jurisdiction require, and such disclosure may be conducted only within such requirement; (2) where the competent authority or government department requires; (3) where such Confidential Information has been known to the general public; (4) where such Confidential Information was owned duly and legally by the disclosing party rather obtained from the other party before the disclosing party obtains it; (5) the information is required to be disclosed subject to the applicable laws or the rules or provisions of a stock exchange or securities governing authority;

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and (6) the information is disclosed by each party to its legal or financial consultant relating the transaction of this Agreement, the Equity Transfer Agreement, and the Assets Transfer Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section 7.

However, for the circumstances aforesaid, where any party discloses the Confidential Information, it shall inform the other parties of the Confidential Information to be disclosed.

7.3

Nonetheless other provisions of this Section 7, each party shall have the right to disclose the Confidential Information to its lawyer, accountant, other professional consultants, directors or senior officers; such personnel shall undertake in writing to treat such information as Confidential Information by taking the measures similar to those provided in 7.1 of this Section.

7.4

The disclosure of the Confidential Information by staff or employed institution of any party shall be deemed as the disclosure of such Confidential Information by such party, and such party shall bear the liabilities for breaching the agreement.

7.5

This Section 7 shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

8.

Liability for breach

8.1

Any parties shall sufficiently perform this Agreement.  Any Party breaching this Agreement shall bear the liability as arising out of and in relation thereto.  If such breach causes damages to any other party, the breaching party shall compensate such party for all such damages.

8.2

If Party B breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

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8.2.1

require Party B to transfer all or any part of the Object equities immediately at the Exercise Price for Equity Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time; and

8.2.2

requireParty B to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

8.3

If Party C breaches this Agreement, in addition to the remedies stipulated by the laws of the P.R.C., Party A may also take the following measures:

8.3.1 require Party C to transfer all or part of the Object Assets immediately at the Exercise Price for Assets Purchase Option to Party A or its Designee, provided that the laws of the P.R.C. permit at that time;

8.3.2 require Party B to exercise the rights as a shareholder of Party C, and cure the breach of Party C; if after ten (10) days after Party A sends a written notice to Party B or Party C, such breach has not been cured, Party A shall have the right to require Party B to transfer all or part of the Object Equities immediately at the Exercise price for Equity Purchase Option to Party A or its Designee provided that the laws of the P.R.C. permit at that time; or

8.3.3 require Party B and Party C to compensate all direct and indirect damages, including but not limited to all the legal fees, travel fees and investigation fees paid for seeking and enforcing such remedies.

9.

Governing Law and Dispute Resolution

9.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of the P.R.C.. Matters not covered by

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formally published and publicly available laws of the P.R.C. shall be governed by international legal principles and practices.

9.2

All parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, each party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of application.  This arbitration shall be final and bind all parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

9.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

10.

Effect and Termination

10.1

This Agreement shall come into effect on and after the date that it is signed and/or stamped by all parties.

10.2

In any of the following circumstances, this Agreement shall be terminated:

10.2.1

where, during the Exercise Period, all parties reach an agreement to terminate this Agreement;

10.2.2

where, during the Exercise Period, Party A notifies the other parties thirty (30) days in advance to terminate this Agreement; in such circumstance, Party A shall not assume any liabilities as arising out of and in relation thereto;

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10.2.3

at the expiration of the Exercise Period provided; however, Party A may extend the Exercise Period and this Agreement in its sole discretion; or

10.2.4

upon the unanimous agreement by all parties.

10.3

Section7 regarding confidentiality and Section 12 regarding indemnification shall survive the termination of this Agreement.

11.

Taxes and Fees

All taxes and fees resulting from the execution and performance of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement shall be borne by Party A.

12.

Indemnification

Party B and Party C shall indemnify and hold harmless Party A or its Designee, their affiliates and each of their respective successors and assigns, and their respective officers, directors, employees and agents (collectively, “Indemnified Party”) from and against any liabilities, claims (including claims by third parties), demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description) (collectively, “Damages”) such Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to the willful breach of this Agreement, the Equity Purchase Agreement and the Assets Purchase Agreement by Party B or Party C.

13.

General Terms

13.1

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All

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references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

13.2

Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of all parties.  Such revision shall be a valid integral part of this Agreement.

13.3

Headings.  The headings of any Sections or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

13.4

Construction.  References in this Agreement to "Sections," "Schedules" and "Exhibits" shall be to the Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words "herein”, "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof； and (b) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

13.5

Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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13.6

Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

13.7

Succession of this Agreement.  This Agreement shall bind the successors and transferees of all parties.

13.8

Language.  This Agreement is in both Chinese and English and signed by all parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

13.9

Copies of this Agreement.  This Agreement shall be executed in four counterparts; each party holds one and the restare used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

[The remainder of this page is intentionally left blank.]

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IN WITNESS HEREOF, all parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A:HuashangWujie (Beijing) Internet Technology Co., Ltd.(seal)

Legal Representative (signature): /s/ Yahong Zhao

Party B:  Yahong Zhao(signature):  /s/ Yahong Zhao

Party C: Qianxian Media Advertising (Beijing) Co., Ltd.(seal)

Legal Representative (signature): /s/ Yahong Zhao

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Equity Pledge Agreement

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is entered into by and between the following two parties below on February 5, 2015, in Beijing, the People’s Republic of China (“P.R.C.”):

Party A:  Yinghua Zhang, a citizen of the P.R.C. with Chinese identification No.: 131082197509220775, with the address at Room 6, Line 4, Department  No. 3, Meijian Company, Quanshan District, Xuzhou City, Jiangsu Province, P.R.C.; and

Party B:HuashangWujie (Beijing) Internet Technology Co., Ltd., a wholly foreign-owned enterprise which has been duly organized and is validly existing under the laws of the P.R.C., with its address at Room 255, Building 2#, No. 15, Wanyuan Street, Beijing Economic-Technological Development Area, Beijing, P.R.C.

In this Agreement, Party A, Party B shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.

On the date of execution of this Agreement, Party A is one of the shareholders of Beijing UKT Investment Management Co., Ltd.(“UKT Company”) and duly holds 7% of the shares of UKT Company;

2.

UKT Company is a corporation incorporated and validly existing in the territory of the PRC pursuant to the law of the PRC with business license registration number:110105014211546 and its address atFloor No. 23, Building A, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing, P.R.C.

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Equity Pledge Agreement

3.

In order to ensure all the shareholders of UKT Companyand/or UKT Company to perform all obligations under the Management Entrustment Agreement, Power of Attorney and Exclusive Purchase Option Agreement (collectively referred to as “Onshore Agreements”) entered into on the same day as this Agreement, Party A agrees to pledge all the shares held by Party A in UKT Company to Party B as the guarantee for the performance of the Onshore Agreements by the related responsible parties pursuant to the terms and conditions of this Agreement, and Party B agrees to accept such pledge provided by Party A.

NOW, THEREFORE, under the principle of equality and mutual benefit and with the consensus reached through negotiation, both parties have entered into this Agreement and agreed to abide by it pursuant to the applicable laws, regulations and rules of the PRC(“laws of the PRC”).

1.

Pledge of Equity

1.1

In order to guarantee UKT Company,all the shareholders of UKT Company(“Shareholders” )and other related responsible parties to perform all obligations and liabilities under the Onshore Agreements, Party A agrees to pledge the Pledged Equities (as defined in Section 4 herein) under this Agreement to Party B pursuant to the terms and conditions of this Agreement, and Party B agrees to accept the above equity pledge, and have priority right to the proceeds from the conversion, auction, or sale of the Pledged Equities.

1.2

The pledge under this Agreement includes the rights owned by Party B to collect the fees (including legal fees), expenses, interests, losses, liquidated damages and compensations thatUKT Companyand/or the Shareholders shall pay under the Onshore Agreements, and civil liabilities that UKT Companyand/or the Shareholders shall bear in case the Onshore Agreements wholly or partially become null and void due to any reason.

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Equity Pledge Agreement

1.3

Unless consent in writing by Party B, after the execution of this Agreement, the pledge under this Agreement willbe terminated only when UKT Company and the Shareholders have performed all the obligations and liabilities under the Onshore Agreements and Party B confirms such fulfillmentin writing.If UKT Company or the Shareholders have not fully performed all or part of its or their obligations or liabilities under the Onshore Agreements at the expiration of such agreements, Party B will maintain the pledge hereunder up to the date when all such obligations and liabilities are fully performed.

2.

Representations and Warranties

2.1

Party A represents and warrants to Party B, on the day of execution of this Agreement:

2.1.1.

Party A has the right to execute this Agreement and the capability to perform the same;

2.1.2.

Party A has gone through necessary internal decision-making procedures, obtained proper authority, acquire all the necessary consents and approvals of any requisite third party and government authority to enter into and perform this Agreement and this Agreement does not violate the laws of the PRC and contracts binding or affecting it;

2.1.3.

upon the execution, this Agreement will constitute the legal, valid, binding obligation of both parties and both parties will be subject to compulsory enforcement pursuant to the terms and conditions of this Agreement;

2.1.4.

Party A is the exclusive and duly owner of the Pledged Equities, has paid up all capitals subscribed, has obtained the capital verification report issued by the duly qualified Certified Public Accounting firm and has the right to set the pledge of the first priority on such Pledged Equities for Party B;

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2.1.5.

except for the pledge under this Agreement, there is not: (i) any other encumbrance or any security interests for the benefit of any third party on the equity interests pledged by Party A (including but not limited to pledge); (ii) any mortgages or other guarantee rights set for any third party; (iii) any pending or possible civil, administrative or criminal litigation or administrative punishment or arbitration relating to the equity interests hereunder on the date of execution of this Agreement; (iv) any trusts or conditions of limited use; (v) any exemptions from lawsuit, execution, enforcement or other legal proceedings; or (vi) any outstanding taxes, fees or undecided legal procedures related with the equity interests hereunder on the date of execution of this Agreement;

2.1.6.

Party A has not effected and will not effect an Event of Default (as defined in Section8) and has no knowledge of any risk of an Event of Default under this Agreement or any other agreement to which Party A are a party;

2.1.7.

Party A has abided by and performed all obligations stipulated by the applicable laws, regulations and rules and all applicable authorizations and permissions; Party A does not have any circumstances that go against any laws, regulations or rules and may have material and adverse effect on the validity, effect, performance and enforceability of this Agreement; and

2.1.8.

to the best knowledge of Party A, no court, arbitral tribunal or government authority starts to take any legal proceedings or administrative proceedings against Party A or the Pledged Equities, neither does any courts, arbitral tribunals or government authority start to file any legal proceedings or administrative proceedings against Party A or the Pledged Equities, and Party A has no knowledge of any such risks.

2.2

Party B presents and warranties to Party A on the day of execution of this Agreement:

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2.2.1.

it has the right, to execute this Agreement and the capability to perform the same;

2.2.2.

it has carried out necessary internal decision-making procedures, obtained proper authority, acquire the necessary consents and approvals of any third party and government authority to enter into and perform this Agreement and it does not go against the laws and contracts binding or affecting it; and

2.2.3.

upon the execution, this Agreement will constitute the legal, valid, binding obligation of both parties and both parties shall be subject to compulsory enforcement pursuant to the terms and conditions of this Agreement.

3.

Guaranteed Liabilities

The liabilities guaranteed under this Agreement are the obligations and liabilities of UKT Company,the Shareholders, and all related responsible parties incurred under the Onshore Agreements (including the extended agreements to these agreements and the revised and supplementary agreements to such agreements), including but not limited to the Entrustment fees, interest, liquidated damages, indemnities, fees for realization of the creditor’s right arising out of and in relation to the Onshore Agreements and payable by the UKT Companyand/or the Shareholders to Party B, and the damages and other fees that are payable by UKT Companyand/or the Shareholders to Party B due to the default.

4.

Pledged Equities

The Pledged Equities are 7% of the shares of UKT Company which Party A duly and legally holds and all rights and proceeds of or in relation to such equities.

5.

Pledge Procedures and Transaction

Within thirty (30) days of the execution of this Agreement, Party A shall transact the registration procedures in relation to this pledge of equity at Tongzhou Office of Beijing

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Administration of Industry and Commerce.  If the registration for such pledge of equity fails due to the reason of Tongzhou Office of Beijing Administration of Industry and Commerce, Party A shall demand UKT Companyto write down the matter about such pledge of equity into the stock ledger of UKT Companyand apply to Tongzhou Office of Beijing Administration of Industry and Commerce for the transaction of the registration of the pledge of equity within thirty (30) days as of the day when Tongzhou Office of Beijing Administration of Industry and Commerce approves suchregistration or the information about the approval for such registration is obtained.

6.

Party A’s Undertaking

Within the term of this Agreement, Party A undertakes to Party B that:

6.1

without the prior written consent of Party B, Party A shall not impose any other encumbrance (whether prevailing over the pledge under this Agreement or not) or other restrictive conditions on all or part of the Pledged Equities;

6.2

without the prior written consent of Party B, Party A shall not sell, lease, lend, transfer, assign, grant, remortgage, trust, or participate in equity investment by, the Pledged Equities or dispose by any other means all or part of the Pledged Equities;

6.3

Party A shall not use or allow others to use the Pledged Equities for any actions or events against any laws or this Agreement;

6.4

after receiving any notice, order, ruling, verdict or other instruments in relation to the Pledged Equities from the government, judicial authority or arbitral organization,Party Ashall immediately notify Party B and within the period provided by the applicable laws take all necessary steps to reduce the risks that such notice, order or other instruments may bring to the Pledged Equities.  Where Party B deems necessary, Party A shall file a lawsuit, arbitration or administrative lawsuit against the above notice, order or other instruments and bear all fees that arising therefrom and in relation thereto;

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6.5

Party A shall immediately notify Party B of any events or any received notices which may affect the equity interest of Party Aor any part of its right, and any events or any received notices which may change the covenants and obligations of Party A under this Agreement or which may affect theperformance of its obligations under this Agreement, and take actions in accordance with the instructions of Party B;

6.6

Party A agrees that the right of Party B to exercise the pledge pursuant to this Agreement shall not be suspended or hampered by Party A or any successors or transferees of Party A or any other persons;

6.7

Party A warrants to Party B that in order to protect and perfect the security over the obligations of Party A and/or UKT Company under the Onshore Agreements, Party A shall make any necessary amendment (if applicable), execute in good faith and cause any thirdparty who has interests in the pledge to execute all the title certificates, contracts, and /or perform and cause any third party who has interests to take action as required by Party B and make access to exercise the rights and authorization vested in Party B under this Agreement, and execute all the documents with respect to the changes of equity interests owned by Party B or another party designated by Party B, and provides Party B with all the necessary documents within the reasonable time; and

6.8

Party A warrants to Party B that Party A will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of Party B.  Party A shall indemnity Party B for all the damages suffered by Party B for the reasons that Party A does not perform or fully perform such guarantees, covenants, agreements, representations and conditions.

7.

Exercise of Pledge

7.1

Subject to Clause 8.3, Party B may dispose the Pledged Equities at any time upon or after sending the notice for the exercise of the pledge.

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7.2

Party B shall have the priority right to dispose all or part of Pledged Equities under this Agreement (including but not limited to purchase of shares at discounted price by agreement, sell at auction by the laws of the PRC, sell-off Pledged Equities) as per legal procedures and to be paid with the sum gained from the disposal until all guaranteed liabilities of UKT Company and the Shareholders under the Onshore Agreements are fulfilled completely.

7.3

Where Party B disposes the Pledged Equities pursuant to this Agreement, Party A shall provide and cause UKT Companyto provide necessary assistance so that Party B can realize its pledge.

8.

Event of Default

8.1

The following events shall be regarded as an Event of Default:

8.1.1.

where Party A and/or UKT Company and related responsible parties fail to perform any obligations under the Onshore Agreements in time or fails to discharge any guaranteed liability as scheduled in full sum;

8.1.2.

where there are any falsity, fraud, misleading statements or errors relating toany representation and undertaking Party A makes in Section 2 herein;

8.1.3.

where Party A violates any undertaking in Section 6 of this Agreement;

8.1.4.

where Party A violates any other terms and conditions of this Agreement;

8.1.5.

where Party Arefuses or intentionally delays the registration procedures for the pledge under this Agreement and fails to correct such action within ten (10) days as of the day when Party B requires in writing to do so;

8.1.6.

where any loan, guarantee, indemnity, undertaking or other compensation liability of Party A: (i) is required to be repaid or performed in advance due to

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an event of default; or (ii) is due but unable to be repaid or performed as scheduled, which makes Party B reasonably believe that the ability of Party A to perform its obligations under this Agreement has been materially and adversely affected;

8.1.7.

where this Agreement becomes ineffective, revocable, unenforceable or Party A cannot continue performing its obligations under this Agreement in time and fully due to the fault (including omission) of Party A after the issuance of new laws of the PRC;

8.1.8.

Party A waive the pledged equity interests or transfers the pledged equity interests without prior written consent from the Party B;

8.1.9.

any approval, permits, licenses or authorization from the competent authority of the government needed to perform under this Agreement or validate this Agreement are withdrawn, suspended, invalidated or materially amended;

8.1.10.

the property of Party A is adversely changed and causes Party B to deem that the capability of Party A to perform the obligations herein is affected; and

8.1.11.

other circumstances in which Party B cannot exercise and dispose the pledge due to the fault (including omission) of Party A.

8.2

If Party A knows or should have known the occurrence of any event stated above in Subsection 8.1 or any matter that may incur the above events, Party A shall immediately notify Party B in writing.

8.3

Unless Party A immediately takes the measures satisfactory to Party B to correct the Event of Default listed in Subsection8.1 above, Party B may send written notice of exercising the pledge to Party A at any time upon or after the occurrence of Event of Default, demand Party Aand/or UKT Companyto: (i) make full payment of the outstanding fees pursuant to the Onshore Agreement, and (ii) immediate perform their

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obligations under the Onshore Agreements,and require disposal of the Pledged Equities pursuant to this Agreement.

8.4

The Event of Default provided in this Section 8 will not affect the exercise of other remedies by the parties pursuant to the laws of the PRC.

9.

Liability in the Event of Default

Both parties shall sufficiently perform their obligations under this Agreement.  Either party breaching this Agreement shall bear the liability as arising therefrom and in relation thereto.  If such breach causes damages to the other party, the breaching party shall indemnify the other party for all such damages.

10.

Assignment

10.1

 Without the prior written consent of Party B, Party A shall not have the right to assign or delegate its rights and obligations under this Agreement.

10.2

This Agreement shall be binding on Party A and its successors and permitted assigns, and shall be valid with respect to Party B and each of its successors and assigns.

10.3

At any time, Party B may assign any and all of its rights and obligations under the Onshore Agreements to its designee(s) (natural or legal persons), in which case the assigns shall have the rights and obligations of Party B under this Agreement, as if it were the original party to this Agreement. When Party B assigns the rights and obligations under the Onshore Agreements, at the request of Party B,Party A shall execute relevant agreements or other documents relating to such assignment.

10.4

In the event of a change in the pledgee due to an assignment, Party A shall, at the request of Party B, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the pledgee with the competent Administration of Industry and Commerce.

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11.

Termination

Upon the date that all guaranteed liabilities of UKT Company and Party Aunder the Onshore Agreements are fulfilled completely, this Agreement shall be terminated.  In such case, Party B shall cancel the pledge registration under this Agreement as soon as possible within the reasonable and feasible period.

12.

Taxes, Fees and Other Expenses

All taxes, fees and other expenses arising from the execution and performance of this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees shall be borne by Party B.

13.

Confidentiality

13.1

Both parties agree that, all materials, documents, communications and other information obtained in the negotiation, execution or performance of this Agreement, whether commercial, technical or in any other form (“Confidential information"), shall be strictly kept confidential and used only for the performance of the obligations under this Agreement.  Unless the other parties consent in writing, neither of the parties shall release, leak or disclose any Confidential Information to any third party.

13.2

Either party may disclose the Confidential Information in the following circumstances: (i) where the laws, court orders or the competent courts with jurisdiction require, and such disclosure may be conducted only within such requirement; (ii) where the competent authority or government department requires; (iii) where such Confidential Information has been known to the general public; (iv) where such Confidential Information was owned duly and legally by the disclosing party rather obtained from the other party before the disclosing party obtains it; (v) the information is required to be disclosed subject to the applicable laws or the rules or provisions of a stock exchange or securities governing authority; and (vi) the information is disclosed

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by each party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section 13.However, for the circumstances aforesaid, where either party discloses the Confidential Information, it shall inform the other party of the Confidential Information to be disclosed.

13.3

Nonetheless other provisions of this Section 13, either party shall have the right to disclose the Confidential Information to its lawyer, accountant, other professional consultants, directors or senior officers; such personnel shall undertake in writing to treat such information as Confidential Information by taking the measures similar to those provided in 13.1 of this Section.

13.4

The disclosure of the Confidential Information by staff or employed institution of any party shall be deemed as the disclosure of such Confidential Information by such party, and such party shall bear the liabilities for breaching the agreement.

13.5

This Section13 shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

14.

Governing Law and Dispute Resolution

14.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of the PRC. Matters not covered by formally published and publicly available laws of the PRC shall be governed by international legal principles and practices.

14.2

Both parties agree that any dispute arising from or in relation to this Agreement shall first be settled by the friendly negotiation of both parties.  If the negotiation fails within 45 days, either party shall have the right to file the dispute with China International Economic and Trade Arbitration Commission (“CIETAC”) in Beijing for arbitration pursuant to the currently effective arbitration rules of CIETAC at the time of

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application.  This arbitration shall be final and bind both parties and shall be enforceable in any court of competent jurisdiction.  The arbitration fees shall be born by the losing party.

14.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.

Effect, Change and Recession of this Agreement

15.1

This Agreement shall come into effect on and after the date that it is signed and/or stamped by both parties.

15.2

After this Agreement comes into effect, except otherwise provided by this Agreement, neither party shall amend or terminate this Agreement in advance.  If it is necessary to amend or terminate this Agreement, both parties shall negotiate to reach a written agreement.  Before such written agreement is reached, this Agreement shall remain in effect.

16.

Physical Possession Of Documents

16.1

Party A shall deliverthe physical possession of the certificates of registration (original) of the pledge to Party B, provide the proper record relating tothe registration of such pledge to Party B, and transact various approval and examination, registration and filling procedures required by the laws of the PRC within thirty (30) business days as of the date of execution of this Agreement or an earlier time agreed upon by the parties.

16.2

If the subjects of the pledge change and such changes need to be registered or filed, Party A shall register or file or cause UKT Companyto register or file such changes

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within five (5) business days as of the day of change, and shall deliver relevant registration of change or filling documents to Party B.

16.3

During the term of the equity pledge, Party A shall instructUKT Company not to distribute any dividends, or adopt any profits distribution plans; if Party A shall be entitled to collect any interests other than distribution plansof dividends and profits, Party A shall instruct UKT Company to transform such interests into cash and pay such interests into the bank account designated by Party B in accordance with Party B’s requirements, and Party A shall not use any money deposited into the bank account without the prior written consent of Party B.

16.4

During the term of equity pledge, if Party A subscribes new capital contribution or accepts an equity transfer (“Newly-added Equities”), the Newly-added Equities shall be automatically become Pledged Equities under this Agreement, and Party Ashall accomplish all the procedures with respect to the pledge of the Newly-added Equities within ten (10) business days after acquiring the Newly-added Equities.  If Party A fails to accomplish the relevant procedures as specified in this Section 16, Party B shall have the right to exercise the pledge right under this Agreement.

17.

General Terms

17.1

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto contain the entire understanding between the parties, no other representations, warranties or covenants having induced any party to execute this Agreement, and supersede all prior or contemporaneous agreements with respect to the subject matter hereof.  All references to schedules and exhibits are to exhibits and schedules attached to and to become a part of this Agreement unless otherwise indicated.

17.2

Amendment.  Any amendment and/or rescission shall be in writing and signed by the authorized representatives of both parties.  Such revision shall be a valid integral part of this Agreement.

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17.3

Headings.  The headings of any Sections or other portion of this Agreement are for convenience only and are not to be considered in construing this Agreement.

17.4

Construction.  References in this Agreement to "Sections," "Schedules" and "Exhibits" shall be to the Sections, Schedules and Exhibits of this Agreement, unless otherwise specifically provided; any use in this Agreement of the singular or plural, or the masculine, feminine or neuter gender, shall be deemed to include the others, unless the context otherwise requires; the words "herein”, "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement shall mean “including without limitation”; and except as otherwise specified in this Agreement, all references in this Agreement (i) to any agreement, document, certificate or other written instrument shall be a reference to such agreement, document, certificate or instrument, in each case together with all exhibits, schedules, attachments and appendices thereto, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (ii) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

17.5

Severability.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.6

Waiver.  No failure or delay of either party to enforce any right hereunder shall constitute a waiver of any such right hereunder.  No waiver shall be effective hereunder unless in writing and a waiver shall only be effective for the specific act or circumstance for which it is given and not for any future act or circumstance.

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17.7

Language.  This Agreement is in both Chinese and English and signed by both parties, and the two versions have the same effect.  Should there be any discrepancy between the two language versions, the Chinese version shall prevail.

17.8

Copies of this Agreement.  This Agreement shall be executed in four counterparts; each party holds one and the rest are used for the transaction of related formalities.  Each of the copies shall be deemed as the original one and has the same effect.

[The remainder of this page is intentionally left blank.]

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In witness hereof, both parties have signed this Agreement on the date specified on the first page of this Agreement by their respective authorized representatives.

Party A:  Yinghua Zhang (signature):  /s/ Yinghua Zhang

Party B:HuashangWujie (Beijing) Internet Technology Co., Ltd.(seal)

Legal Representative (signature): /s/ Yahong Zhao

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